UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (Date of earliest event reported): May 23, 2016
Ensco plc
(Exact name of registrant as specified in its charter)

England and Wales	1-8097	98-0635229
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6 Chesterfield Gardens
London, England W1J 5BQ
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: 44 (0) 20 7659 4660
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

INFORMATION TO BE INCLUDED IN THE REPORT
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	1
Item 5.07 Submission of Matters to a Vote of Security Holders	2
Item 9.01 Financial Statements and Exhibits	5
SIGNATURE	6
EXHIBIT INDEX	7

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the Annual General Meeting of Shareholders of Ensco plc (the "Company") held on May 23, 2016 (the "2016 Annual General Meeting"), the Company's shareholders approved the Fourth Amendment (the "Amendment") to the Ensco plc 2012 Long-Term Incentive Plan (as amended, the "Plan"). The Amendment authorizes an additional 4,500,000 Class A ordinary shares ("shares") for issuance under the Plan, bringing the total number of shares authorized for issuance under the Plan to 27,500,000. A description of the Plan, as modified by the Amendment, is set forth in the Company's Proxy Statement filed with the Securities and Exchange Commission on April 1, 2016 (the "2016 Proxy Statement"). The description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders
(a) The Company held its 2016 Annual General Meeting in London, England on May 23, 2016.
(b) There were 235,837,409 shares entitled to vote at the meeting based on the March 28, 2016 record date, of which 197,580,005 shares, or approximately 83.77%, were present and voting in person or by proxy. The following matters, detailed descriptions of which are contained in the 2016 Proxy Statement, were voted on at the meeting:

(1) To re-elect Directors to serve until the 2017 Annual General Meeting of Shareholders:

a. J. Roderick Clark
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
158,555,153	8,047,446	1,278,589	29,698,817

b. Roxanne J. Decyk
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
158,440,261	8,124,389	1,316,538	29,698,817

c. Mary E. Francis CBE
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
161,266,734	5,336,466	1,277,988	29,698,817

d. C. Christopher Gaut
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
158,522,825	8,083,268	1,275,095	29,698,817

e. Gerald W. Haddock
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
159,045,827	7,556,479	1,278,882	29,698,817

f. Francis S. Kalman
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
161,314,590	5,284,404	1,282,194	29,698,817

g. Keith O. Rattie
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
161,401,704	5,194,861	1,284,623	29,698,817

h. Paul E. Rowsey, III
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
159,136,731	7,463,397	1,281,060	29,698,817

i. Carl G. Trowell
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
161,455,318	5,142,863	1,283,007	29,698,817

(2) To authorise the Board of Directors to allot shares:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
178,874,012	15,803,430	2,902,563	N/A

(3) To ratify the Audit Committee's appointment of KPMG LLP (U.S.) as our U.S. independent registered public accounting firm for the year ended December 31, 2016:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
193,178,168	2,747,638	1,654,199	N/A

(4) To appoint KPMG LLP (U.K.) as our U.K. statutory auditors under the U.K. Companies Act 2006 (to hold office from the conclusion of the 2016 Annual General Meeting until the conclusion of the next annual general meeting of shareholders at which accounts are laid before the Company):

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
193,282,929	2,795,970	1,501,106	N/A

(5) To authorise the Audit Committee to determine our U.K. statutory auditors' remuneration:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
194,560,465	1,394,185	1,625,355	N/A

(6) To approve an amendment to the Ensco plc 2012 Long-Term Incentive Plan:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
152,046,153	14,417,522	1,417,513	29,698,817

(7) A non-binding advisory vote to approve the Directors' Remuneration Report for the year ended December 31, 2015:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
124,576,478	41,713,110	1,591,600	29,698,817

(8) A non-binding advisory vote to approve the compensation of our named executive officers:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
148,450,400	17,783,278	1,647,510	29,698,817

(9) A non-binding advisory vote to approve the reports of the auditors and the directors and the U.K. statutory accounts for the year ended December 31, 2015:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
191,627,800	2,450,581	3,501,624	N/A

(10) To approve the disapplication of pre-emption rights:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
154,468,005	11,828,789	1,584,394	29,698,817

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1	Fourth Amendment to the Ensco plc 2012 Long-Term Incentive Plan, effective March 24, 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ensco plc

Date: May 25, 2016	/s/ Michael T. McGuinty Michael T. McGuinty Senior Vice President - General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Fourth Amendment to the Ensco plc 2012 Long-Term Incentive Plan, effective March 24, 2016.